合作公司权益变更协议

签约甲方：美国内华达州麦克莱斯国际资源公司

签约乙方：中国云南省核工业二0九地质大队

签约地点：中国云南省昆明市

甲方：美国内华达州麦克莱斯国际资源公司（以下简称甲方）

性　　质：一家在美国内华达州正式注册的公司。

地　　址：101 Convention Center Drive 7th Floor Las Vegas, Nevada, 89109

法人代表：Graham R. Taylor

乙方：云南省核工业二O九地质大队（以下简称乙方）

性　　质：一家在中国云南省注册的事业法人机构

地　　址：中华人民共和国云南省昆明市东风西路182号

法人代表：程辉明

云南龙腾矿业有限公司：（以下简称龙腾公司）

甲方与乙方于二00四年九月二十九日在中国云南省昆明市成立的中外合作企业，注册资本为叁佰零壹万美元(US$3,010,000)。开展业务主要为固体矿产的风险勘查。业务开展全部出资方为甲方。法人代表：Graham R. Taylor。甲方在此公司享受权益90%，乙方在此公司享受权益10%。办公地址：中国昆明市人民中路富春街98号都市名园A座2708室。拥有矿权："四川省会东县苏家丫口村、魏连村、马鞍山地区金铜矿普查"探矿权。

云南西部矿业有限公司：（以下简称西部公司）

甲方与乙方于二 00 四年五月十四日在中国云南省昆明市成立的中外合作企业，注册资本为叁佰零壹万美元(US$3,010,000)。开展业务主要为固体矿产的风险勘查。业务开展全部出资方为甲方。法人代表：Graham R. Taylor。甲方在此公司享受权益90%，乙方在此公司享受权益10%。办公地址：中国昆明市东风西路182号314室。拥有矿权："云南省潞西市三台山乡勐丹地区金矿普查"探矿权。

因甲方对西部公司所属"云南省潞西市三台山乡勐丹地区金矿普查"探矿权区域进行勘查工作后认为其成矿远景不大，愿意放弃西部公司90%的权

益，乙方也因同乙方继续合作进行“四川省会东县苏家丫口村、魏连村、马鞍山地区金铜矿普查”探矿权的勘查工作难度大，愿意放弃龙腾公司10%的权益。甲乙双方经充分协商，就相互放弃并转让部分公司权益的相关事宜达成如下协议条款。

一、权益变更

1、甲方放弃西部公司90%的权益并转让给乙方，乙方放弃龙腾公司10%的权益并转让给甲方。

2、权益变更完成后，甲方将单独享有龙腾公司的全部权益，龙腾公司继续拥有“四川省会东县苏家丫口村、魏连村、马鞍山地区金铜矿普查”探矿权，乙方将单独享有西部公司的全部权益，西部公司将继续拥有“云南省潞西市三台山乡勐丹地区金矿普查”探矿权。

3、本协议生效及生效之后所产生的相关文件在得到政府有关部门的审批核准后，甲乙双方原签订的关于龙腾公司和西部公司的合作合同（含补充合同）终止、公司章程作废、委托勘查协议终止。双方在本协议生效后应相互配合尽快完成龙腾公司和西部公司相关文件的起草、修改及变更，并报商务厅、工商等有关政府部门审批核准。

二、费用支付

鉴于乙方在龙腾公司和西部公司启动和运作过程中做出了很多工作，甲方自愿向乙方支付壹佰万元整人民币作为对乙方已做工作的补偿。并定于报批文件得到核准后十日内支付。 1 million

三、员工安置及帐务处理

1、因融资困难龙腾公司和西部公司从二OO六年十一月三十日全面停止探矿工作，进行两公司重组，乙方在两个公司内的除留守人员和野外工地值班人员继续工作至签订本协议月底外，其余人员工作至二OO六年十一月三十止。

Tam

2、甲方将在本协议生效后十日内按原工作期间工资标准完整支付二OO六年十二月一日以前的乙方在龙腾公司和西部公司工作员工的所有工资及各种福利待遇（见附件2）。

3、本协议生效后十日内甲方按中国的相关法规补偿乙方在龙腾公司和西部公司工作的从二OO六年十一月三十日停止工作的员工一个月的按工作期间工资标准的完整工资与各种福利待遇（见附件2）。

4、本协议生效后十日内甲方按原工作期间工资标准完整支付乙方留守人员和野外值班人员含签订本协议月份及以前月份的完整工资和各种福利待遇（见附件2）。

5、本协议生效后甲方尽快派人核实和结清龙腾公司和西部公司所拖欠乙方在二公司工作人员的帐务，如电话费、出差费等。

6、本协议生效后十日内，甲方在结清乙方在龙腾公司和西部公司工作员工个人帐务的同时，乙方负责促使上述人员尽快向甲方返还他们所保管的原属两合作公司的办公用品（见附件3）。

四、债权债务的处置

1、至本协议生效后所形成的相关文件在得到政府部门正式批准以前龙腾公司和西部公司已发生的所有债权债务由甲方负责处置。西部公司在移交给乙方之前甲方必须结清其下的所有债务。

2、甲方因成立龙腾公司应付给乙方的贰拾捌万伍仟柒佰壹拾肆（285714）股麦克莱斯国际资源公司在美国纳斯达克市场（Listed On United States NASD OTC Bulletin Board）上市的普通股票，乙方委托龙腾公司在本协议生效后90日内当股价涨至55美分/股时全部出售并在十五日内将款项转至乙方指定的银行账户。 US$157,142.70.

3、甲方因转让"核工业二0九队芒市金矿"采矿权应支付给乙方的柒万伍仟（75000）股麦克莱斯国际资源公司在美国纳斯达克市场（Listed On

United States NASD OTC Bulletin Board）上市的普通股票，乙方委托龙腾公司在本协议生效后90日内当股价涨至55美分/股时全部出售并在十五日内将款项转至乙方指定的银行账户。 US$41,250

五、其它事项

1、本协议生效及报批文件得到核准后十日内乙方应将所保管的原属于两合作公司（龙腾公司及西部公司）的车辆全部移交给甲方，移交过程中协助甲方办理车辆过户手续。乙方在保管期间所形成的费用（如车辆检审、养路费等）由甲方承担。

2、本协议生效后乙方应协助甲方完成"四川省会东县苏家丫口村、魏连村、马鞍山地区金铜矿普查"阶段性勘查报告，以及协助龙腾公司完成二OO七年"四川省会东县苏家丫口村、魏连村、马鞍山地区金铜矿普查"探矿权的延续工作。

3、甲方必须全力办理西部公司"云南省潞西市三台山乡勐丹地区金矿普查"探矿权的延续工作，这是本协议存在的基础，一旦探矿权延续失败，本协议将无效。

4、现龙腾公司已有按中国政府规定需要保密的文件，以及因原工作需要从乙方借阅的各类资料，待本协议生效后十日内全部完整移交给乙方（见附件4）。

5、甲方所保管的西部公司所有证件图章、勘查成果图件及各种文本资料待本协议生效后十日内全部移交给乙方（见附件4）。

6、本协议生效后十日内双方派人进行工作交接。

7、本协议生效后龙腾公司将变成甲方的独资，当甲方不便或不能完全按时履行其在本协议下的责任与义务时，龙腾公司将代替甲方履行其对乙方的全部责任与义务。

8、云南百川资源开发有限公司是乙方的下属公司，该公司的权益同乙方

存在关联，本协议生效后甲方负责促使龙腾公司将所欠的钻探工程款在本协议生效后三个月时间内完整支付给云南百川资源开发有限公司。

六、违约责任及争议解决

任何一方未能按时履行其在本协议项下的义务就构成违约，违约方必须承担因违约所造成和引发的一切不良后果。本协议在履行过程中如果发生争议，双方应本着互谅互让的原则协商解决，协商不成时任何一方可向当地人民法院提起诉讼。

七、协议时效与份数

此协议经双方法人代表或委托代理人签字后生效，至双方各自的义务履行完毕后失效。本协议附件与协议正文具有同等的力。此协议一式六份，双方各执三份。

八、附件

附件 1：甲方签字人谭庆华的委托授权书———1 份。

附件 2：龙腾公司和西部公司拖欠乙方工作人员费用表———2 张。

附件 3：乙方或乙方人员所保管的车辆及办公用品表———1 张。

附件 4：甲方移交给乙方的印章、证件、文件、图文资料单———6 张。

（其下无正文）

甲　　　　　方：美国内华达州麦克莱斯国际资源公司

法人或授权代表：

签　字　日　期：2007年　　5月　　12日

乙　　　　　方：云南省核工业二O九地质大队

法人或授权代表：

签　字　日　期：2007年　5月12　日

Magnus International Resources, Inc.
550-1055 West Hastings Street
Vancouver, BC
Canada V6E 2E9

I hereby authorize Mr. Tam Hing Wah to sign the equity exchange agreement and other related documents between Nuclear Brigade 209 of Yunnan Province and Magnus International Resources, Inc.

On behalf of Magnus International Resources

Graham Taylor
President, CEO

附件3：乙方及乙方人员所保管的车辆和办公用品表

序号No.	使用人User	设　备 Equipment name	数量Quantity	金　额Amount (REM)
1	Li Yongqiao 李永乔	IBM T43 2668-CCI笔记本电脑	1	22,420.00
		OLYMPUS C-7070 WIDE ZOOM数码相机	1	5,300.00
2	Xiong Shuyin 熊树银	IBM laptopIBM笔记本电脑	1	15,000.00
		Samsung digital camera三星数码相机	1	4,080.00
		GPS	1	106,000.00
		GPS	1	3,100.00
		Mobile hard disk移动硬盘	1	750.00
		Mobile hard disk移动硬盘	1	580.00
		Mobile hard disk移动硬盘	1	815.00
		Mobile hard disk移动硬盘	1	1,060.00
3	Liu Jinghong 刘锦洪	IBM laptopIBM笔记本电脑	1	15,000.00
		Mobile hard disk移动硬盘	1	575.00
4	Du Xianjiang 杜贤江	IBM laptopIBM笔记本电脑	1	13,700.00
		Binde digital camera数码相机	1	2,999.00
		GPS	1	3,080.00
		40G mobile hard disk移动硬盘	1	750.00
		Mobile hard disk移动硬盘	1	1,450.00
5	Ren Chunmao 仁春茂	Dell laptop Dell笔记本电脑	1	9,763.00
		Canon digital camera 佳能数码相机	1	3,710.00
		40G mobile hard disk移动硬盘	1	575.00
		GPS	1	3,080.00

6	Xue Dexiu 薛德秀	DELL laptop Dell笔记本电脑	1	9,763.00
		Kodak Digital camera科达数码相机	1	3,180.00
		Mobile hard disk移动硬盘	1	468.00
		GPS	1	3,100.00
7	Zuo Aiguo 左爱国	HP laptop 惠普笔记本电脑	1	10,800.00
		Kodak Digital camera科达数码相机	1	3,180.00
		GPS	1	3,100.00
8	Wu Xuecai 巫学才	GPS	1	3,100.00
9	Zi Chengfa 字成发	GPS	1	3,195.00
10	Driver of 209 Team 209队司机	Cherokee Car 切诺基	1	150,880.00
11	Driver of 209 Team 209队司机	Toyota Car 丰田	1	747,600.00
12	Driver of 209 Team 209队司机	Paladin Car 帕拉丁	1	249,441.00
13	Driver of 209 Team 209队司机	Acinonyx Car 猎豹	1	282,222.00
14	Driver of 209 Team 209队司机	Jiangling Car 江铃皮卡	1	115,928.00
15	Driver of 209 Team 209队司机	Wushiling Car 五十铃皮卡车	1	147,682.00
16	Driver of 209 Team 209队司机	Huataitelaka 华泰特拉卡	1	336,279.00
17	合 计			2,283,705.00

附件4—1：龙腾公司应返回209队资料单

序号	资料名称	比例尺	单位	数量	备注
1	地形图（G-48-50-(32))	1:10000	套	1	
2	康定地区遥感地质解译图	1:50000	套	2	
3	宝兴幅矿产图（H-48-XIII)	1:200000	套	2	
4	康定幅矿产图（H-47-XVIII)	1:200000	套	2	
5	会理幅矿产图（G-48-XIII)	1:200000	套	2	
6	潞西幅矿产图（G-47-XXXIII)	1:200000	套	1	
7	青藏高原及邻区地质组图（六份）		套	1	
8	青海项目满丈岗金（银）普查资料		套	1	
9	青海项目满丈岗图纸		张	17	
10	青海项目电子版报告和图纸光盘		张	2	
11	汉牛区幅地形图（8-48-37-丙）	1:50000	套	1	
12	大村图幅地形图（G-48-50-B)	1:50000	套	2	
13	老乾宁幅地形图（8-47-60)	1:100000	套	1	
14	红峰区幅地形图（8-48-49-甲）	1:50000	套	1	
15	小街乡幅地形图（G48E009004)	1:50000	套	2	
16	干沟幅地形图（7-48-51-甲）	1:50000	套	1	
17	下索子幅地形图（7-48-49-丙）	1:50000	套	1	
18	遮放幅地形图（G-47-137-6)	1:50000	套	1	
19	地形图（H-47-60-(40))	1:10000	套	1	
20	地形图（H-48-49-(25))	1:10000	套	1	
21	地形图（H-48-49-(33))	1:10000	套	1	
22	地形图（G-48-50-(23))	1:10000	套	1	
23	地形图（G-48-50-(24))	1:10000	套	1	
24	地形图（G-48-50-(31))	1:10000	套	1	
25	地形图（G-48-51-(17))	1:10000	套	1	
26	地形图（G-48-51-(25))	1:10000	套	1	
27	地形图（H-47-60-(32))	1:10000	套	1	
28	康定地区遥感卫星影像图（SCALE)	1:500000	份	1	
29	康定地区遥感卫星影像图（SCALE)	1:250000	份	1	
30	青藏高原及邻区地质组图（完整）		套	1	
31	四川省会东、康定地区遥感地质解译及其在金矿勘查中的应用说明书		份	1	
32	新龙幅、禾尼幅、康定幅区域地质调查报告	1:200000	套	2	
33	会东幅（G-48-50-A)、小街幅（G-48-50-B)、大村幅(G-48-50-C)、大火地幅（G-48-50-D)区域地质调查报告 矿产部分	1:50000	套	1	
34	会东幅（G-48-50-A)、小街幅（G-48-50-B)、大村幅(G-48-50-C)、大火地幅（G-48-50-D)区域地质调查报告 地质部分	1:50000	套	1	
35	东川幅区域地质调查报告 矿产部分	1:200000	套	1	
36	大比例尺地质矿产图式图例		本	1	
37	会理幅区域地质调查报告 矿产部分	1:200000	套	1	
38	会理幅区域地质调查报告 地质部分	1:200000	套	1	1970年西昌
39	东川幅区域地质调查报告 地质部分	1:200000	套	1	
40	苏家丫口—老王山地形图光盘	1:10000	张	1	
41	四川省会东化探坐标光盘	1:25000	张	1	
42	小街幅地形图（7-48-50-乙）密码：510418754；干沟幅地形图（7-48-51-甲）密码：1449	1:50000	张	1	

张

附件4-2：西部公司公章及资质证件清单表

序号	名称	单位	数量	备注
1	营业执照正本	份	1	
2	营业执照副本	份	1	
3	公司成立批准证书正本	份	1	
4	公司成立批准证书副本	份	1	
5	财政登记证正本	份	1	
6	财政登记证副本	份	1	
7	组织机构代码证正本	份	1	
8	组织机构代码证副本	份	1	
9	地税登记证正本	份	1	
10	地税登记证副本	份	1	
11	国税登记证正本	份	1	
12	国税登记证副本	份	1	
13	劳动保障执法年度审验证	份	1	
14	劳动保障执法年度审验手册	份	1	
15	中国银行云南省分行开户许可证	份	1	
16	中国银行德宏分行开户许可证	份	1	
17	云南省商务厅“关于同意云南西部矿业有限公司延期出资的批复”文件	份	1	
18	行政公章	枚	1	
19	财务专用章	枚	2	
20	ANTHONY. TAM私章	枚	2	

Attachment 4 (3) 附件 4 (3)

Patch ID	File name 文件名	Methods 方式	Sample ID样品号	Sample type 样品种类	Location 位置
TJ001067	TJ001067	Fire assay Au	05LY-1—05LY-110, 05LGH 1—05LG90, 05YWX 1—05YWX54	Road cut channel samples	Maiwoba-Guoyuan
	TJ001067_ICP12B_087302_MN2005_1788TJ_KM139	ICP multi-element			
	TJ001067_ICP12B_087303_MN2005_1788TJ_KM139				
	TJ001067_ICP12B_087304_MN2005_1788TJ_KM139				
TJ001119	TJ001119	Fire assay Au	9351-9500, 9154-9231	Drill hole split samples	Maiwoba
	TJ01119_ICP12B_MS05_02__MN2006_0006TJ_KM153_087269	ICP multi-element			
	TJ01119_ICP12B_MS05_02__MN2006_0006TJ_KM153_087270				
	TJ01119_ICP12B_MS05_02__MN2006_0006TJ_KM153_087271				
TJ001152	TJ001152	Fire assay Au	9351-9500, 9154-9231	Drill hole split samples	Maiwoba
	TJ001152_ICP12B__MN2006_0015TJ_087538	ICP multi-element			
	TJ001152_ICP12B__MN2006_0015TJ_087539				
TJ001153	TJ001153	Fire assay Au	9501-9600	Drill hole split samples	Maiwoba
	TJ001153__ICP12B_087541_MN2006_0015TJ_KM169	ICP multi-element			
	TJ001153_ICP12B__MN2006_0015TJ_087540__KM169				
TJ001154	TJ001154	Fire assay Au	MB1-MB150	Road cut channel samples	Maiwoba
	TJ001154_ICP12B_087543_MN2006_0015TJ	ICP multi-element			
	TJ001154_ICP12B__MN2006_0015TJ_087542__KM170				
TJ001155	TJ001155	Fire assay Au	MB151-MB331	Road cut channel samples	Maiwoba
	TJ001155_KM171__ICP12B__087544_MN2006_0015TJ___Western_Mining	ICP multi-element	ZSH001-ZSH021, LG017-LG022	chip samples from mapping	Dagangba
	TJ001155_KM171__ICP12B__087545_MN2006_0015TJ___Western_Mining				
TJ001170	TJ001170	Fire assay Au	9638-9819	Drill hole split samples	Maiwoba
	TJ001170_ICP12B_087657_MN2006_0147TJ_KM195	ICP multi-element			
	TJ001170_ICP12B_087658_MN2006_0147TJ_KM195				
TJ001171	TJ001171_FAA303__ARE133__2006[1]_0169__WM092016	Fire assay Au	STD-B01 -- STD-B10	Chip samples for Standard B	Maiwoba
TJ001173	TJ001173	Fire assay Au	9938-9940, 6501-6550, 9250-9300	Drill hole split samples	Maiwoba
	TJ01173_ICP12B_087659_MN2006_0147TJ_KM196	ICP multi-element			
TJ001175	TJ001175	Fire assay Au	9601-9636, 9820-9935	Drill hole split samples	Maiwoba
	TJ001175_ICP12B_087660_MN2006_0147TJ_KM197	ICP multi-element			
	TJ001175_ICP12B_087661_MN2006_0147TJ_KM197				
TJ001177	TJ001177	Fire assay Au	9301-9350, 9637-9685	Drill hole split samples	Maiwoba
	TJ001177_ICP12B_087662_MN2006_0147TJ_KM198	ICP multi-element			
TJ001178	TJ001178	Fire assay Au	9951-10000, 1001-1131	Drill hole split samples	Maiwoba
	TJ001178_ICP12B_087663_MN2006_0147TJ_KM199	ICP multi-element			
	TJ001178_ICP12B_087664_MN2006_0147TJ_KM199				
TJ001179	TJ001179	Fire assay Au	1132-1190	Drill hole split samples	Maiwoba
	TJ01179_ICP128_087665_MN2006_0147TJ_KM200	ICP multi-element			
TJ001201	TJ001201	Fire assay Au	1501-1615	Drill hole split samples	Maiwoba
	TJ001201_ICP12B_087915_MS001_MN2006_0235TJ	ICP multi-element			
TJ001212	TJ001212	Fire assay Au	1616-1650, 1201-1250, 1651-1666	Drill hole split samples	Maiwoba-Guoyuan
	TJ001212_ICP12B_088109_MN2006_0299TJ_MS002	ICP multi-element	06LY-001-06LY-027, TSH-001-TSH-003, TWX-001-TWX-004, TGH-001-TGH-003, 05YWX-55-05YWX-5, LYQ06001-	Chip samples for mapping	Dagangba
	TJ001212_ICP12B_088110_MS002_MN2006_0299TJ				
	TJ001212_ICP12B_088111_MS002_MN2006_0299TJ				
TJ001225	TJ001225	Fire assay Au	1351-1483, 1701-1915	Drill hole split samples	Maiwoba-Guoyuan
	TJ001225_ICP12B_088156_MN2006_0155TJ_MS003	ICP multi-element			
	TJ001225_ICP12B_088157_MN2006_0155TJ_MS003				
	TJ001225_ICP12B_088158_MN2006_0155TJ_MS003				
	TJ001225_ICP12B_088159_MN2006_0155TJ_MS003				
TJ001239	TJ002139	Fire assay Au	1916-2153	Drill hole split samples	Maiwoba
	TJ001239_ICP12B_088363_MN2006_0268TJ_MS004	ICP multi-element	YYAU-1—YYAU-8	Chip samples from Mr. Li	Xiohang?
	TJ001239_ICP12B_088364_MN2006_0268TJ_MS004				
	TJ001239_ICP12B_088365_MN2006_0268TJ_MS004				
TJ001256	TJ001256	Fire assay Au	2154-2266	Drill hole split samples	Maiwoba
	TJ001256_ICP12B_088466_MN2006_0209TJ_MS005	ICP multi-element			
TJ001267	TJ001267	Fire assay Au	2267-2443	Drill hole split samples	Maiwoba
	TJ001267_ICP12B_088463_MN2006_0352TJ_MS006	ICP multi-element	MBLY-200—MBLY-257	Road cut channel samples	Maiwoba
	TJ001267_ICP12B_088464_MN2006_0352TJ_MS006				
	TJ001267_ICP12B_088465_MN2006_0352TJ_MS006				

Date 日期
28-Dec-05
9-Jan-06
24-Jan-06
13-Feb-06
13-Feb-06
25-Jan-06
22-Feb-06
13-Feb-06
25-Jan-06
16-Feb-06
14-Feb-06
27-Jan-06
17-Feb-06
17-Feb-06
6-Feb-06
24-Feb-06
23-Feb-06
27-Feb-06
7-Feb-06
24-Feb-06
7-Feb-06
1-Mar-06
1-Mar-06
8-Feb-06
21-Feb-06
8-Feb-06
22-Feb-06
21-Feb-06
8-Feb-06
22-Feb-06
22-Feb-06
20-Mar-06
9-Mar-06
30-Mar-06
3-Apr-06
30-Mar-06
21-Mar-06
4-Apr-06
5-Apr-06
31-Mar-06
3-Apr-06
27-Mar-06
10-Apr-06
12-Apr-06
13-Apr-06
3-Apr-06
25-Apr-06
6-Apr-06
20-Apr-06
6-May-06
21-Apr-06

Attachment 4（4） 附件 4（4）

TJ001274	TJ001274	Fire assay Au	TLY-001–TLY-003, TGH-004, TZSH-005, TSH-004–TSH-005, TWX-005—TWX-008	Chip samples for mapping	Dagangba	10-Apr-06
TJ001426	TJ001426		XCAU-1—XCAU-11	Chip samples	Honghe	
TJ001495	TJ001495	ICP multi-element	MSD2-1–MSD10-65	Soil samples	Dagangba	2-May-06
TJ001427	TJ001427	Fire assay Au				13-Jun-06
TJ001496	TJ001496	ICP multi-element	MSD10-66–MSD18-48	Soil samples	Dagangba	2-May-06
TJ001428	TJ001428	Fire assay Au				16-Jun-06
TJ001497	TJ001497	ICP multi-element	MSD18-49–MSD26-29	Soil samples	Dagangba	2-May-06
TJ001429	TJ001429	Fire assay Au				13-Jun-06
TJ001498	TJ001498	ICP multi-element	MSD26-30–MSD34-9	Soil samples	Dagangba	2-May-06
TJ001430	TJ001430	Fire assay Au				13-Jun-06
TJ001499	TJ001499	ICP multi-element	MSD34-10–MSD38-56	Soil samples	Dagangba	2-May-06
TJ001431	TJ001431	Fire assay Au				16-Jun-06
TJ001500	TJ001500	ICP multi-element	MSD38-57–MSD46-34	Soil samples	Dagangba	17-May-06
TJ001432	TJ001432	Fire assay Au				16-May-06
TJ001501	TJ001501	ICP multi-element	MSD46-35–MSD54-11	Soil samples	Dagangba	17-Jun-06
		Fire assay Au				17-Jun-06
TJ001433	TJ001433	ICP multi-element	MSD54-12–MSD62-33, MSD46-47J–MSD38-47J	Soil samples	Dagangba	17-May-06
			TLY-001–TLY-003, TGH-004, TZSH-005, TSH-004–TSH-005, TWX-005—TWX-008	Chip samples from mapping	Mengga	
TJ001502	TJ001502		XCAU-1—XCAU-11	Chip samples from Mr. Li	Honghe	17-Jun-06
		Fire assay Au	MSD54-12–MSD62-33	Soil samples	Dagangba	17-Jun-06
TJ001487	TJ001487	Fire assay Au / ICP multi-element	MSD0-1–MSD12-11	Soil samples	Dagangba	13-Jun-06
TJ001488	TJ001488	Fire assay Au / ICP multi-element	MSD12-12–MSD16-60	Soil samples	Dagangba	13-Jun-06
TJ001489	TJ001489	Fire assay Au / ICP multi-element	MSD16-61–MSD24-42	Soil samples	Dagangba	13-Jun-06
TJ001490	TJ001490	Fire assay Au / ICP multi-element	MSD24-43–MSD32-22	Soil samples	Dagangba	13-Jun-06
TJ001491	TJ001491	Fire assay Au / ICP multi-element	MSD32-23–MSD36-70	Soil samples	Dagangba	17-Jun-06
TJ001492	TJ001492	Fire assay Au / ICP multi-element	MSD36-71–MSD44-49	Soil samples	Dagangba	17-Jun-06
TJ001493	TJ001493	Fire assay Au / ICP multi-element	MSD44-50–MSD52-26	Soil samples	Dagangba	13-Jun-06
TJ001494	TJ001494	Fire assay Au / ICP multi-element	MSD52-27–MSD60-28	Soil samples	Dagangba	13-Jun-06
TJ001503	TJ001503	Fire assay Au / ICP multi-element	BTH06-001–BTH06-054, ZSH06-001–ZSH06-053, BTH06-140–BTH06-187, XJ06-001–XJ06-054	Soil samples	Qingtang River	17-Jun-06
TJ001504	TJ001504	Fire assay Au / ICP multi-element	BTH06-055(R)–BTH06-096(R), ZSH06-054(R)–ZSH06-098(R), BTH06-097R–BTH06-139R, XJ06-055R–XJ06-071R	Road cut channel samples	Maiwoba-Guoyuan	20-Jun-06
TJ002139	TJ002139	Fire assay Au	MS05-02A–MS06-22A	Drill cores	Maiwoba	22-Aug-06
TJ002214	TJ002214	Fire assay Au / ICP multi-element	Tly-01–YT206024, MBLy06-01–MBly06-95	Road cut channel samples	Maiwoba	17-Sep-06
			QTH-06-01–QTH-06-63	Chip samples	Qingtang River	

Attachment 4（5） 附件 4（5）

Categories 类别	Maps 地图	Format 格式	Location 位置
Topo	Satellite image--Quick bird	Tif	Leon
	Road survey map	CAD	Mangshi, Leon
Geophysical	IP plan map - 1, 2, ..., 6	JPG	Leon
	IP plan map - 2	Hard copy	Mangshi
	IP cross section map 0, 2, 4, ..., 36, 38)	BMP	Leon
	IP cross section map 0, 2, 4, ..., 36, 38)	Hard copy	Mangshi
Geological	Luxi 1:200,000 geological map	Scanned jpg	Leon
	Geological map in Zhefang area -- 1:2,5000	Scanned tif	Li, Leon
	Geological map in Zhefang area -- 1:2,5001	CAD	Li, Leon
	Geological map in Zhefang area -- 1:2,5002	Hard copy	Kunming
	Topographical and geological map of Maiwoba-Mulingba area _ 1:2000 - 1	Scanned tif	Leon
	Topographical and geological map of Maiwoba-Mulingba area _ 1:2000 - 2	Scanned tif	Leon
	Topographical and geological map of Maiwoba-Mulingba area _ 1:2000 - 3	Scanned tif	Leon
	Topographical and geological map of Maiwoba-Mulingba area _ 1:2000 - 4	Scanned tif	Leon
	Topographical and geological map of Maiwoba-Mulingba area _ 1:2000 - 1	Hard copy	Mangshi
	Topographical and geological map of Maiwoba-Mulingba area _ 1:2000 - 2	Hard copy	Mangshi
	Topographical and geological map of Maiwoba-Mulingba area _ 1:2000 - 3	Hard copy	Mangshi
	Topographical and geological map of Maiwoba-Mulingba area _ 1:2000 - 4	Hard copy	Mangshi
	Topographical and geological map of Maiwoba-Mulingba area _ 1:5000	Scanned tif	Li, Leon
	Topographical and geological map of Maiwoba-Mulingba area _ 1:5000	Hard copy	Mangshi
	Cross section in Maiwoba - No. 40	Hard copy	Mangshi
	Cross section in Maiwoba - No. 46	Hard copy	Mangshi
	Cross section in Maiwoba - No. 48	Hard copy	Mangshi
	Cross section in Maiwoba - No. 52	Hard copy	Mangshi
	Cross section in Maiwoba - No. 56	Hard copy	Mangshi
	Cross section in Maiwoba - No. 60	Hard copy	Mangshi
	Cross section in Maiwoba - No. 40	Scanned tif	Leon
	Cross section in Maiwoba - No. 46	Scanned tif	Leon
	Cross section in Maiwoba - No. 48	Scanned tif	Leon
	Cross section in Maiwoba - No. 52	Scanned tif	Leon
	Cross section in Maiwoba - No. 56	Scanned tif	Leon
	Cross section in Maiwoba - No. 60	Scanned tif	Leon
	Dagangba geological map _ 1:10,000	CAD	Mangshi, Leon
	Dagangba geological map _ 1:10000	Hardcopy	Mangshi
Geochemical	Maiwoba-Guoyuan soil geochem contour map - As	Scanned jpg	Leon
	Maiwoba-Guoyuan soil geochem contour map - Au	Scanned jpg	Leon
	Maiwoba-Guoyuan soil geochem contour map - Sb	Scanned jpg	Leon
	Maiwoba-Guoyuan soil geochem contour map - Pb	Scanned jpg	Leon
	Maiwoba-Guoyuan soil geochem contour map - Ag	Scanned jpg	Leon
	Maiwoba-Guoyuan soil geochem contour map - Hg	Scanned jpg	Leon
	Qingtang soil geochem contour map _1:5000 - Au	Scanned jpg	Leon
	Qingtang soil geochem contour map _1:5000 - As	Scanned jpg	Leon
	Qingtang soil geochem contour map _1:5000 - Pb	Scanned jpg	Leon
	Qingtang soil geochem contour map _1:5000 - Ag	Scanned jpg	Leon
	Qingtang soil geochem contour map _1:5000 - Sb	Scanned jpg	Leon
	Qingtang soil geochem contour map _1:5000 - Hg	Scanned jpg	Leon
	Maiwoba roadcut samples - section 1	Scanned jpg	Leon
	Maiwoba roadcut samples - section 2	Scanned jpg	Leon
	Maiwoba roadcut samples - section 3	Scanned jpg	Leon
	Au contour map on rock geochemical exploration in Mengga area 1:25,000	Scanned tif	Leon
	Stream sediment geochemical date in Mengga area _ 1: 25,000	Scanned tif	Leon
	Stream sediment geochemical date in Mengga area _ 1: 25,000	Hardcopy	Mangshi
	Dagangba soil geochemical contour map 2006 - As	JPG	Leon
	Dagangba soil geochemical contour map 2006 - Au	JPG	Leon
	Qingtang River soul geochemical contour map 2006 - As	JPG	Leon
	Qingtang River soul geochemical contour map 2006 - Au	JPG	Leon
Drilling	Drilling hole cross section maps 1-25	Hard copy	Mangshi
	Drilling hole cross section maps	JPG	Leon

Attachment 4（6） 附件 4（6）

Report name 报告名	Author 作者	Date 日期	Format 格式	Where位置
Summary report on the Mangshi gold property	Ruben (Strikezone Metals)	Jul. 2003	Word	Leon
Summary report on the Mangshi gold property	Ruben (First Fortune)	Oct. 2003	PDF	Leon
Proliminary assessment of the resource potential of the Maiwoba and Guoyuanmining permit and immediate vicinity	Ruben (First Fortune)	Sep. 2004	Word	Leon
A summary of the phase 1 program and the potential of the Mangshi gold porperty	Ruben (First Fortune)	Oct. 2004	Word	Leon
Mangshi Report	Dave Lorge	Jan. 2006	Word	Leon
An Exploration Report on First Fortune Investment Inc.'s interests in the Mangshi Gold Property	Peter H.. Cowdery	Jan. 2004	PDF	Leon
The Mangshi gold property 43-101 report and 2005-2006 program	Ruben (Magnus)	Oct. 2005	Word	Leon
IP report	Geophysical and geochemical institute of Yunnan	Mar. 2006	Hard copy	Mangshi
Structure analysis of Mangshi Property	Jon Standing	Jun 2006	PDF	Leon
Drill hole logs 1-25	T209 Geologists in Mangshi	Jun 2006	XLS	Leon, Magnshi
Drill hole logs 1-25	T209 Geologists in Mangshi	Jun 2007	Hard copy	Manghsi

附件2-1：2006年11月至2007年4月乙方员工电话费及工资表

Telephone fee and Salaries Table for 209 Team Employees from Nov. 2006 to Apr. 2007

序号	姓 名	Name	电话费	工 资							合计
No.			Telephone fee	11月Nov	12月Dec	1月Jan	2月Feb	3月Mar	4月Apr	5月Fri	Total (RMB)
1	李永乔	Liyongqiao	1, 200. 00	0. 00	0. 00	10, 000. 00	10, 000. 00	10, 000. 00	10, 000. 00		41, 200. 00
2	伍茜平	Wuxiping	750. 00	0. 00	0. 00	3, 900. 00	3, 900. 00	3, 900. 00	3, 900. 00	3, 900. 00	20, 250. 00
3	郭晓燕	Guoxiaoyan	750. 00	0. 00	0. 00	3, 900. 00	3, 900. 00	3, 900. 00	3, 900. 00	3, 900. 00	20, 250. 00
4	杜贤江	Duxianjiang	5, 100. 00	0. 00	0. 00	10, 000. 00	10, 000. 00	10, 000. 00	10, 000. 00	10, 000. 00	55, 100. 00
5	熊树银	Xiongshuyin	3, 300. 00	0. 00	0. 00	7, 000. 00	7, 000. 00	7, 000. 00			24, 300. 00
6	任春茂	Renchunmao	1, 650. 00	5, 000. 00	5, 000. 00						11, 650. 00
7	佐爱国	Zuoaiguo	1, 650. 00	5, 000. 00	5, 000. 00						11, 650. 00
8	曾 刚	Zenggang	1, 800. 00	3, 900. 00	3, 900. 00	3, 900. 00					13, 500. 00
9	薛德秀	Xuedexiu	1, 650. 00	5, 000. 00	5, 000. 00						11, 650. 00
10	王文平	Wangwenping	1, 650. 00	3, 500. 00	3, 500. 00						8, 650. 00
11	王建国	Wangjianguo	1, 650. 00	3, 800. 00	3, 800. 00						9, 250. 00
12	蔡长雄	Caichangxiong	1, 650. 00	3, 500. 00	3, 500. 00						8, 650. 00
13	字成发	Zichengfa	1, 800. 00	2, 500. 00	2, 500. 00	2, 500. 00					9, 300. 00
14	刘锦洪	Lioujinhong	1, 650. 00	3, 800. 00	3, 800. 00						9, 250. 00
15	张培南	Zhangpeinan	1, 800. 00	3, 500. 00	3, 500. 00	3, 500. 00					12, 300. 00
16	张志友	Zhangzhiyou	1, 350. 00	3, 000. 00	3, 000. 00						7, 350. 00
17	侯晓东	Houxiaodong	1, 200. 00	3, 500. 00	3, 500. 00						8, 200. 00
18	丁 明	Dingming	750. 00	2, 500. 00	2, 500. 00						5, 750. 00
19	王荣建	Wangrongjian	600. 00	3, 600. 00	3, 600. 00						7, 800. 00
20	巫学才	Wuxuecai	1, 650. 00	4, 200. 00	4, 200. 00						10, 050. 00
21	刘 云	Liuyun	450. 00	4, 100. 00	4, 100. 00						8, 650. 00
22	杨 云	Yangyun	150. 00	0. 00	4, 200. 00						4, 350. 00
	合 计	total (RMB)	34, 200. 00	60, 400. 00	64, 600. 00	44, 700. 00	34, 800. 00	34, 800. 00	27, 800. 00	17, 800. 00	319, 100. 00

附件2-2：2006年7月至2007年四月乙方员工福利表

序号 No.	姓名	Name	医保 Medical insurance	养老保险 Endowment insurance	失业保险 Unemployment insurance	住房公积金 Housing accumulated funds	合计 Total (RMB)	月数 Month amount
	李永乔	Liyongqiao	4,629.80	6,344.80	630.00	3,173.33	14,777.93	4
	伍茜平	Wuxiping						5
	郭晓燕	Guoxiaoyan						5
1	熊树银	Xiong Shuyin	2,931.95	4,572.72	378.00	1,345.50	9,228.17	9
2	左爱国	Zuo Aiguo	1,860.50	2,858.40	240.00	828.00	5,786.90	6
3	薛德秀	Xue Dexiu	2,046.80	3,156.48	264.00	930.00	6,397.28	6
4	曾岗	Zeng Gang	1,598.60	2,439.36	204.00	723.00	4,964.96	6
5	王文平	Wang Wenping	1,562.60	2,381.76	198.00	702.00	4,844.36	6
6	蔡长雄	Cai Changxiong	1,574.30	2,400.48	198.00	714.00	4,886.78	6
7	刘锦洪	Liu Jinghong	1,566.20	2,387.52	198.00	702.00	4,853.72	6
8	字成发	Zi Chengfa	1,248.50	1,879.20	156.00	549.00	3,832.70	6
9	杜贤江	Du Xianjiang	2,907.85	4,522.32	374.00	1,611.50	9,415.67	11
10	任春茂	Ren Chunmao	1,807.40	2,773.44	234.00	807.00	5,621.84	6
11	张培南	Zhang Peinan	1,807.55	2,773.68	231.00	805.00	5,617.23	7
12	张志友	Zhang Zhiyou	1,525.70	1,935.60	192.00	672.00	4,325.30	6
13	侯晓东	Hou Xiaodong	1,743.50	2,226.00	222.00	672.00	4,863.50	6
14	丁明	Ding Ming	1,827.20	2,337.60	234.00	711.00	5,109.80	6
15	王荣建	Wang Rongjian	1,485.50	1,882.00	190.00	575.00	4,132.50	5
	合计	Total (RMB)	32,123.95	46,871.36	4,143.00	15,520.33	98,658.64	